UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 24, 2018

CERECOR INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)

001-37590		45-0705648
(Commission File Number)		(IRS Employer Identification No.)
400 E. Pratt Street, Suite 606, Baltimore, Maryland 21202
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code (410) 522-8707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

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Explanatory Note

On September 26, 2018, Cerecor Inc. (“Cerecor” or the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) disclosing, among other things, that on September 25, 2018, Cerecor completed the transaction contemplated by an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, ITX Merger Sub, Inc., a wholly owned subsidiary of the Company, Second ITX Merger Sub, LLC, a wholly owned subsidiary of the Company, Ichorion Therapeutics, Inc. (“Ichorion”) and a Holders’ Representative.

This amendment to the Original 8-K is being filed for the purpose of satisfying the Company’s undertaking to file the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and this amendment should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

The audited financial statements of Ichorion for the period from July 7, 2017 (inception) through December 31, 2017 and the related notes and the unaudited financial statements of Ichorion as of June 30, 2018, and for the six months ended June 30, 2018 and the related notes are attached hereto as Exhibit 99.1 and Exhibit 99.2 and incorporated herein by reference.

(b)    Pro-Forma Financial Information.

Unaudited pro forma condensed combined financial information, which includes pro forma condensed combined statements of operation for the year ended December 31, 2017 and the nine months ended September 30, 2018 and the notes related thereto, are filed as Exhibit 99.3 to this report and incorporated herein by reference.

(d)    Exhibits.

Exhibit No.         Description

23.1	Consent of Independent Auditors.

99.1	Audited financial statements of Ichorion Therapeutics, Inc. for the period from July 7, 2017 (inception) through December 31, 2017 and the related notes to such financial statements.

99.2	Unaudited financial statements of Ichorion Therapeutics, Inc. for the six months ended June 30, 2018 and the related notes to such financial statements.

99.3
Unaudited pro forma condensed combined financial statements, which include pro forma condensed combined statements of operation for the year ended December 31, 2017 and the nine months ended September 30, 2018 and the notes related thereto.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2018	CERECOR INC. /s/ Joseph M. Miller Joseph M. Miller Chief Financial Officer

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